Exhibit 99.1

     Acquisition of Walden UniversitySupplemental Materials  February 2, 2021

   Safe Harbor  2  ©2021 Adtalem Global Education Inc. All rights reserved.  Certain statements contained in this presentation concerning Adtalem Global Education’s future performance, including those statements concerning expectations or plans, constitute “forward-looking statements” within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates,” “plans,” “intends” or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," of our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2020 filed with the Securities and Exchange Commission (SEC) on August 18, 2020 and our other filings with the SEC. These forward-looking statements are based on information available to us as of the date any such statements are made, and we do not undertake any obligation to update any forward-looking statement, except as required by law. Non-GAAP Financial MeasuresThis presentation includes references to certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Management believes that the non-GAAP disclosures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and are useful for period-over-period comparisons of such operations. Adtalem uses these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process and in our assessment of the potential impact of our proposed acquisition of Walden University. These non-GAAP financial measures have important limitations and should not be considered as a substitute for measures of Adtalem’s ﬁnancial performance prepared in accordance with GAAP. For how we deﬁne the non-GAAP ﬁnancial measures, and a reconciliation of each non-GAAP ﬁnancial measure to the most directly comparable GAAP measure, please refer to the reconciliations at the end of this presentation.

Transaction Rationale

- Walden University is the flagship online university of Laureate Education offering more than 80 programs and is the #1 conferrer of Master of Science in Nursing ("MSN") degrees, Master of Science in Healthcare Administration ("MHA") degrees and doctoral degrees in public health in the US
  - Ranked #1 among 380 accredited US institutions for conferring doctorates to African Americans
- The acquisition of Walden by Adtalem presents a powerful opportunity to further enhance the Company's healthcare focus, expand the online platform, generate more scale and offer substantial synergy potential
- The transaction also positions Adtalem to generate significant long-term value for shareholders
  - Expected to be accretive to the pro forma Company's margins and drive top-line growth with renewed focus on organic investment in Walden
  - Expected to provide an incremental ~$120M in unlevered free cash flow and be accretive to adjusted EPS by $1.15 in year one
  - Run rate cost synergies of $60M to be fully phased in within 24 months of closing, with half expected to be realized during the first 12 months
- Pro forma company would be the largest healthcare educator in the country with unmatched capabilities to serve its student base through best-in-class processes, support and resources of both Adtalem and Walden

Notes: Adjusted EPS represents earnings from continuing operations excluding special items (e.g., one-time integration costs) and the impact of purchase accounting adjustments.

For additional information, please see the non-GAAP reconciliations in the Appendix.

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ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Walden Transaction at a Glance

Financial

$591M
TTM Jun20 Revenue[1]

29%
TTM Jun20 Adjusted EBITDA Margin[2]

~5%
Historical Revenue CAGR for Healthcare-focused colleges[1]

Strategic

88%
TTM Jun20 EBITDA attributable to Healthcare-focused colleges[1]

#1
Enrollment ranking in Undergrad & Graduate Nursing expected

84%
Graduate-level enrollment, complementary to Adtalem mix[3]

Transaction Attributes

$456M
Pro Forma TTM Jun20 EBITDA, including $60M expected synergy[2]

5.3x
Purchase Price Multiple After Tax Step-Up & Cost Synergies[4]

< 2.0x
Commitment to Net Debt ratio within 24 months post-close

Notes:
1. Refer to page 6 for additional detail.
2. Refer to page 11 for additional detail.
3. Refer to page 5 for additional detail.
4. Refer to page 15 for additional detail.

All Walden figures are as reported by Walden.

For additional information, please see the non-GAAP reconciliations in the Appendix.

4

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Walden Overview

WALDEN UNIVERSITY
EDUCATION FOR GOOD

100% Online; 50k+ Enrollment

77% of Enrollment in Healthcare-focused colleges

College of Health Sciences
- College of Nursing
- College of Health Professions

College of Social and Behavioral Sciences

Schools: (i) Psychology (38%), (ii) Counseling (17%), (iii) Social Work (16%), (iv) Human Services (16%), (v) Public Policy & Administration (8%) and (vi) Criminal Justice (5%)

The Richard W. Riley College of Education & Leadership

College of Management and Technology

Enrollment Mix

College Mix



MGT & Tech 11%
Education 12%
Health Sciences 42%
Social & Behavioral Sciences 35%

Degree-Level



Undergrad 16%
Doctoral 26%
Master's 58%

Student Ethnicity



Other 20%
Asian / Pacific Islander 4%
African American 38%
White 38%

Student Age



Other 4%
50+ 18%
30 - 39 35%
25 - 29 14%
40 - 49 29%

Notes: College of Social and Behavioral Sciences school mix is based on 2019 degree completions. Walden enrollment data for college mix and degree-level is as of 9/30/2020. Walden student ethnicity and student age data is as of Fall 2019. Walden figures are as reported by Walden.

5

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Walden: Healthcare-Focused College Mix & Growth Rates

- Healthcare-focused colleges contribute 77% of revenue and 88% of adjusted EBITDA and have realized modest growth in recent years
- Steady historical growth in healthcare-focused colleges has recently accelerated. Calendar 2020 third quarter new enrollments increased 20% for Health Sciences and 23% for Social & Behavioral Sciences versus prior year



Revenue Mix
($ millions)
$591
77% Healthcare-focused
TTM Jun20
Adjusted EBITDA Mix
($ millions)
$171
88% Healthcare-focused
TTM Jun20
Healthcare-focused colleges
Non-healthcare-focused colleges

Walden Historical Revenue Growth Rates by Healthcare-Focused College

	1 Year CAGR	2 Year CAGR	4 Year CAGR
Health Sciences	4%	5%	6%
Social & Behavioral Sciences	5%	4%	5%

Walden Total Enrollment by Healthcare-Focused College (000s)

Sep17-Sep20 CAGR: HS = 5%; SBS = 4%



20.7
17.9
21.7
18.3
22.1
18.3
23.8
20.0
Sep17
Sep18
Sep19
Sep20
Health Sciences
Social & Behavioral Sciences

Notes: 77% revenue and 88% adjusted EBITDA metrics noted above based on TTM Jun20 results. Revenue CAGRs calculated using TTM Sep20 as baseline and comparing vs. TTM Sep19 (1 Year), calendar year 2018 (2 Year) and calendar year 2016 (4 Year). Healthcare-focused colleges include Health Sciences (Nursing & Health Professions) and Social & Behavioral Sciences. Walden figures are as reported by Walden.

ADTALEM GLOBAL EDUCATION

For additional information, please see the non-GAAP reconciliations in the Appendix.

6

©2021 Adtalem Global Education Inc. All rights reserved.

Labor Shortage in US Healthcare Expected to Grow

- Demand for healthcare practice and healthcare support professionals currently exceeds supply by 44% and 9%, respectively
- Shifting US demographics expected to increase healthcare professional supply/demand imbalance
  - Increasing older population creates additional demand for healthcare services
  - Aging healthcare workforce decreases supply of healthcare professionals

Occupations in Which Demand Exceeds Supply


Healthcare Practice 44%
Business and Finance 21%
Computer and Mathematical 17%
Architecture and Mathematical 15%
Transportiation and Material Moving 13%
Building and Grounds 9%
Healthcare Support 9%
Sales 5%
Farming, Fishing, and Forestry 5%
Office Support 5%
Life, Physical and Social Science 5%
Installation, Maintenance, and Repair 2%

Source: Burning Glass Technologies

Aging US Population


US Population Aged 65+
(Millions)
+3% CAGR
40
72
2010
2030

Age impact on hospital days:

- Over 65: 3x more hospital days
- Over 75: 4x more hospital days

Source: US Department of Health and Human Services

Aging US Healthcare Professionals



50% of RNs and physicians are age 50+
38% of active physicians are age 56 & older

Source: US Department of Health and Human Services

7

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

     High Growth Expected in US Nursing Education Market  8  US nursing education market currently $28B and expected to grow at a 21% CAGR to $60B by 2024Combined business is expected to be #1 in US nursing enrollment, but still less than 10% of total market share which provides continued opportunity to grow  +21%CAGR  Source: Technavio  ($ billions)  US Nursing Education Market  Top US Nursing Schools by 2019 Enrollment  Chamberlain + Walden(Pro Forma)  Pro forma largest enrollment; less than 10% of total market share  Source: AACN as of Fall 2019; total US nursing enrollment 560k.  (000s)  ©2021 Adtalem Global Education Inc. All rights reserved.

 US Behavioral Health Trends: Growing Demand & Supply Shortages  9  Rapidly growing demand for behavioral health services driven by greater access, increased awareness and impacts of COVID-19US behavioral health spending has increased 63% over the last decade147 million of the 65 million US adults with behavioral health conditions are not accessing treatment2Occupations in Counseling and Social Work are expected to grow by 16% and 13%, respectively, in the US over the next 10 years3Growth in YoY online inquiries for public health (+83%) and behavioral science (+64%) programs each ranked in the top five in the US4Walden’s College of Social & Behavioral Sciences (“SBS”) is well-positioned to benefit from increasing demand Walden SBS YoY new enrollment up in calendar Q3 2020 (+23%) and TTM Sep20 (+8%) periods  US Behavioral Health Services2025 Expected Supply & Demand by Select Occupations5  (000s)  Walden College of Social & Behavioral SciencesMix by 2019 Degree Completions  SAMHSA Projections of National Expenditures for Treatment of Mental and Substance Use Disorders, 2009-2020 External research from McKinsey PEPI Practice and clinical literature 2019-2029 US growth rates per US Bureau of Labor StatisticsPer January 2021 BMO report citing Gray Associates analysis of the top 75 US programs based on inquiry volume. Growth rates represent YoY change in inquiry volume from December 2019 to December 2020Per US Department of Health and Human Services National Projections of Supply and Demand for selected Behavioral Health Practitioners 2013 - 2025

Transaction Creates Premier National Healthcare Educator

Healthcare-Focused Institutions

>80,000
Enrollment

$1.35B
Revenue

10%
YoY New Enrollment Growth

Combined Healthcare-Focused Degree Mix


35%
45%
20%
Bachelor's
Master's
Doctoral

Rankings

#1
Undergraduate and Graduate Nursing Enrollment in the US

#1
Provider of US Licensed Physicians

#1
Provider of MDs, PhDs and Nursing degrees to African Americans

American University of the Caribbean School of Medicine | Chamberlain University | Walden University – Education for Good | Ross University School of Medicine | Ross University School of Veterinary Medicine | Medical Education Readiness Program

Notes: Healthcare-focused institutions include Chamberlain, AUC, Ross Vet, Ross Med and Walden's Health Sciences and Social & Behavioral Sciences colleges. Enrollment figures are as of 9/30/2020. $1.35B revenue represents sum of TTM 9/30/2020 period for Adtalem and Walden healthcare-focused institutions. YoY new enrollment growth represents growth from TTM 9/30/2019 to TTM 9/30/2020 for the combined Adtalem and Walden healthcare-focused institutions. Combined degree mix excludes Adtalem's Medical Education Readiness Program ("MERP"). Walden figures utilized in metrics above are as reported by Walden.

10

ADTALEM Global Education

©2021 Adtalem Global Education Inc. All rights reserved.

   Combined Financial Profile  11  Walden acquisition expected to add scale and enhance margin profile  Revenue FY20 Basis (TTM Jun20)  Adjusted EBITDA FY20 Basis (TTM Jun20)  Adjusted EBITDA Margin FY20 Basis (TTM Jun20)  $60M cost synergies  $60M cost synergies  ©2021 Adtalem Global Education Inc. All rights reserved.  ($ millions)  ($ millions)  For additional information, please see the non-GAAP reconciliations in the Appendix.  Notes: Walden figures are as reported by Walden.

Complementary Platforms with Significant Growth Opportunities

- Combined educational offerings are complementary
  - **Modality (% Online)**: Adtalem = 56%, Walden = 100%, Combined = 81%
    - Ability to leverage Chamberlain's 22 physical campuses to offer hybrid programs and expand offerings
  - **Degree-Level (% Graduate)**: Adtalem = 46%, Walden = 84%, Combined = 68%
  - **Programs & Degrees**: legacy Walden degree programs greatly expand and diversify Adtalem's healthcare-focused offerings

High-Potential Revenue Synergies To Explore

Student Acquisition and Retention
- Leverage 'best of' student acquisition capabilities
- Optimize best-in-class student experiences
- Expand tech-enabled student services

Program Development
- Design leading hybrid learning models
- Develop high-demand programs through existing offerings
- Additional micro-degree and certificate offerings

Scale and Coverage
- Continue expanding national footprint and presence
- Seamless undergrad to graduate degree journey
- Leverage expanded alumni network

B2B Partnerships
- Leverage new scale to engage mid- and large-size employer partners
- Build innovative partnerships with inclusive employers

Notes: Modality and degree-Level data based on enrollment as of 9/30/2020.

12

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Walden Bolsters Critical Online Capabilities

- The combined company is expected to rank in the top 5 of US online educators[1] and bring to bear industry-leading capabilities across the entire online education services value chain, positioning it to capitalize on growth in online and hybrid learning
- While increased adoption of online learning will result in new entrants, the combined company's legacy in delivering a highly differentiated online experience with superior student outcomes is expected to continue to distinguish its institutions

Increasing Mix of Online & Hybrid Learning
US Trends in Mix by Modality (2014-2018)[2]



Undergraduate
Graduate
28%
31%
35%
33%
37%
40%
13%
13%
14%
25%
28%
31%
15%
18%
21%
8%
9%
9%
2014
2016
2018
2014
2016
2018
Online Learning (Only)
Hybrid Learning

Online Education Services Value Chain



Marketing/ Enrollment
Lead Generation
Degree Conferral
Licensure Prep
Student Support
Delivery
Content Creation
Online Education Services Value Chain

Notes:
1. Based on 2018 total enrollment and per IPEDS
2. Per November 2020 McKinsey Higher Education Enrollment report

13

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Cost Synergy Opportunities

- Cost synergies expected to deliver $60M annual savings driven by increased back-office operational efficiencies and thoughtful integration of business units
- All synergies are designed to align with core integration guiding principle of delivering superior student outcomes

Synergy Category	Description
G&A (excl. IT)	Centralized functional support teams and optimized spend (e.g., indirect procurement, professional services)
IT	Extension of shared services support across combined entity and rationalized software & licensing spend
Marketing & Advertising	Optimized marketing spend to reflect 'best of' capabilities (e.g., rationalized media & digital channel spend)
Enrollment & Admissions	Improvements in operational areas such as streamlined recruitment teams and application of automated solutions
Product Development	Back-office product development redesign (e.g., lowered platform costs, curriculum design process review)

14

ADTALEM
GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Walden Transaction: EBITDA Multiples

INPUTS & ASSUMPTIONS

($ millions)

PURCHASE PRICE COMPONENTS:

Purchase Price		**1,480**
Estimated Closing Adj.	(-)	48
Headline Purchase Price		**1,432**[1]
Tax Step-Up Value	(-)	200[2]
Base Purchase Price		**1,232**

EBITDA COMPONENTS:

Walden TTM Jun20 EBITDA		171
Expected Cost Synergies	(+)	60
Post-Synergies EBITDA		**231**[3]

HEADLINE	BASE	BASE & COST SYNERGIES
$\frac{1,432}{171}$	$\frac{1,432 - 200}{171}$	$\frac{1,432 - 200}{171 + 60}$
8.4x	**7.2x**	**5.3x**

1. $1,480M purchase price reduced for expected net working capital and debt-like item adjustments assuming a 7/1/2021 transaction close date.
2. Net present value of cash tax savings resulting from Walden acquisition tax step-up is estimated to be $175M-$225M. The mid-point of this range is utilized for illustrative purposes above.
3. EBITDA multiple inclusive of cost synergies but excluding impact of tax step-up benefit is 6.2x, calculated as $1,432M divided by $231M (TTM Jun20 EBITDA = $171M plus Cost Synergies = $60M). Walden EBITDA is as reported by Walden.

15

ADTALEM GLOBAL EDUCATION

For additional information, please see the non-GAAP reconciliations in the Appendix.

©2021 Adtalem Global Education Inc. All rights reserved.

Cash Flow and Capital Implications

- Significant incremental cash flow resulting from the Walden acquisition expected to enable quick debt paydown and fuel investment in the combined business
- Anticipated to be accretive to adjusted EPS year one and beyond. Walden transaction ROIC 10%-12%+
- **Management is committed to drive net leverage below 2.0x within 24 months post-close**

Incremental Unlevered Free Cash Flow[1]

($ millions; years represent time past close date)



$120
$150
$165
$170
Year 1
Year 2
Year 3
Year 4

Expected Adjusted EPS Accretion[2]

(Excludes special items & purchase accounting effects)



$1.15
$1.77
$2.02
$2.35
Year 1
Year 2
Year 3
Year 4

Illustrative Pro Forma Leverage Ratios

(Net Debt / Adjusted EBITDA[3])



2.8x
< 2.0x
Jun20
Close + 24 Months

Notes:
1. Unlevered free cash flow includes tax step-up benefit, cost synergies (run-rate $60M per annum), and one-time integration/synergy costs and excludes incremental interest associated with new debt facility.
2. Adjusted EPS represents earnings per share from continuing operations, excluding special items and expected impact of purchase accounting. Assumes 25.0% combined tax rate. Diluted share count as of 12/31/2020 = 50.6M.
3. Adjusted EBITDA excludes one-time integration costs and includes $60M cost synergies.

For additional information, please see the non-GAAP reconciliations in the Appendix.

ADTALEM GLOBAL EDUCATION

16

©2021 Adtalem Global Education Inc. All rights reserved.

Superior Student Outcomes Drive Compelling Value Proposition

- Adtalem is a high-quality Title IV institution and a good steward of Title IV funds, driving a compelling value proposition for our students and graduates

First Time Pass Rates[1]



91%
94%
94%
88%
NCLEX
USMLE Step 1
USMLE Step 1
NAVLE
Chamberlain
Ross Med
AUC
Ross Vet

First Time Residency Match Rates[2]



95%
92%
Ross Med
AUC

Title IV Funding Mix[3]



62%
85%
81%
84%
58%
76%
Chamberlain
Ross Med
AUC
Ross Vet
Adtalem 4
Walden

Cohort Default Rates[5]



3.1%
3.4%
1.3%
1.4%
0.9%
6.8%
2.8%
3.4%
9.7%
14.7%
Adtalem Overall
Chamberlain
Ross Med
AUC
Ross Vet
Walden Overall
Walden BSN
Walden MSN6
National Average
For-Profit Average

1. USMLE and NCLEX pass rates represent calendar 2020 results. NAVLE pass rate represents calendar 2019 results.
2. Ross Med and AUC residency match rates represent calendar 2020 results.
3. Title IV funding mix for Adtalem is for FYE 6/30/2020 and for Walden is FYE 12/31/2019.
4. 58% Adtalem mix is based on enterprise revenue, inclusive of Financial Services.
5. Cohort default rates represent three-year cohort default rates for 2017 cohort.
6. Walden MSN represents Walden's BSN to MSN program.

17

ADTALEM
GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Mission and Social Impact

- Adtalem is mission driven and delivers real social value by broadening access to training for skilled and in-demand careers in healthcare
- Walden shares our mission and focus on social impact

Serving Diverse Students

55%
Minority Students[1]

#1
BSN Degrees to Minority Students[1]

#1
Doctorates to African Americans[1]

80%
Female Students[1]

Addressing Critical Needs

#1
Undergraduate and Graduate Nursing Enrollment in the US

58%
of AUC & RUSM Grads go on to be Primary Care Physicians

#1
Producer of US Licensed Physicians[2]

#1
Conferrer of Public Health Doctoral Degrees

And Doing So Responsibly

1
of America's Most Responsible Companies[3]

1
of CSR Board's 92 Members[4]

#1
ESG Sub-category Rating by Sustainalytics[5]

Notes:
1. Student enrollment mix is based on 2019 for Adtalem and for Walden. Minority group includes individuals who selected any category other than White
2. FSMB, "FSMB Census of Licensed Physicians in the United States, 2018"
3. Adtalem has been named one of America's Most Responsible Companies 2021 by Newsweek
4. Source: CSR Board; Adtalem joined the CSR board, a corporate social responsibility organization
5. Source: Sustainalytics, 2020; Adtalem earned a #1 rating in Adtalem's sub-category by Sustainalytics

18

ADTALEM
GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

   Adtalem’s Evolution  19  Adtalem has a long history of successfully executing moves that better align the Company’s portfolio with evolving market demand – including both large scale divestitures and strategic investments in new growth platformsWalden acquisition complements a streamlined and focused portfolio and ties into a compelling long-term growth strategy in healthcare  Acquisition of  &  Acquisition of  Acquisition of  Acquisition of  Divestiture of  &  Acquisition of  Divestiture of  Acquisition of  Additional 40k+ enrollment in healthcare-focused colleges     Notes: Healthcare-focused colleges include Health Sciences (Nursing & Health Professions) and Social & Behavioral Sciences.   ©2021 Adtalem Global Education Inc. All rights reserved.  Acquisition of

Success with Previous Acquisitions

- Extensive experience with M&A in service of consistent, thoughtful, strategic portfolio optimization that drives both shareholder value and positions the Company for future growth
- Previous acquisitions have yielded superior student outcomes and strong financial performance

	MEDICAL & HEALTHCARE				FINANCIAL SERVICES		
	Ross University School of Medicine	Ross University School of Veterinary Medicine	Chamberlain University	American University of the Caribbean School of Medicine	Becker	ACAMS	OnCourse Learning
Key Metric *(current)*	94% USMLE Step 1 Pass Rate	88% NAVLE Pass Rate	91% NCLEX Pass Rate	94% USMLE Step 1 Pass Rate	99 # of Top 100 US Accounting Firms Served	80,000+ Global Members	190,000+ Mortgage Professionals Served
Revenue CAGR *(since acquisition)*	9%	9%	37%	4%	6%	23%	22%

Notes: USMLE and NCLEX pass rates noted above represent calendar 2020 results. NAVLE pass rate represents calendar 2019 results. CAGR rate for Ross schools calculated on an aggregate basis. All pass rates represent first time pass rates.

20

ADTALEM GLOBAL EDUCATION

©2021 Adtalem Global Education Inc. All rights reserved.

Appendix

   Chart 1 – Incremental Unlevered Free Cash Flow  22  ©2021 Adtalem Global Education Inc. All rights reserved.  Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.

   Chart 2 – Incremental Earnings per Share  23  ©2021 Adtalem Global Education Inc. All rights reserved.  Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.

   Chart 3 – Leverage & EBITDA   24  ©2021 Adtalem Global Education Inc. All rights reserved.  Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.  Notes:Adtalem 12 months ended 6/30/20 derived from the actual results as reported in the most recent Adtalem Form 10-K as filed on August 18, 2020, except for the estimated adjusted EBITDA from continuing operations, which is a calculated amount.Walden 12 months ended 6/30/20 represents the unaudited results as reported internally by Walden, except for the estimated adjusted EBITDA from continuing operations, which is a calculated amount based on such results. These results are presented for illustrative purposes only, and are not a representation of results that may be expected for any future period.Projected Synergies represent estimated synergies related to the expected annualized savings to be realized after the first two years after the close of the acquisition, upon expected full integration of the operations of Adtalem and Walden.Estimated Gross and Net Debt/Adjusted EBITDA Ratios are calculated as the ratio of estimated gross or net debt to estimated adjusted EBITDA, a non-GAAP measure. Estimated net debt is defined as the estimated total debt on the balance sheet less estimated cash on balance sheet, at closing of the transaction.

   Chart 4 – Leverage & EBITDA 2 Years Post-Close  25  ©2021 Adtalem Global Education Inc. All rights reserved.  Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.  Notes:Represents estimated pro forma results of the combined Adtalem and Walden entity 24 months after the close of the acquisition.Combined Adtalem and Walden entity.Projected Synergies represent estimated synergies related to the expected annualized savings to be realized after the first two years after the close of the acquisition, upon expected full integration of the operations of Adtalem and Walden.Estimated Gross and Net Debt/Adjusted EBITDA Ratios are calculated as the ratio of estimated gross or net debt to estimated adjusted EBITDA, a non-GAAP measure. Estimated net debt is defined as the estimated total debt on the balance sheet less estimated cash on balance sheet 24 months after the close of the acquisition.

   Chart 5 – Return on Invested Capital  26  ©2021 Adtalem Global Education Inc. All rights reserved.  Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.  Notes:Adjusted ROIC is calculated as the ratio of incremental net income from continuing operations, excluding special items, a non-GAAP measure, to invested capital. Invested capital is defined as the purchase price, plus the one-time transaction fees, after tax, plus the one-time integration costs, after tax.